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                                                                    EXHIBIT 10.4




                                PLEDGE OF SHARES

                       IN NINOTSMINDA OIL COMPANY LIMITED




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                                PLEDGE OF SHARES

THIS AGREEMENT is made the 25th day of July, 2005

BETWEEN

(1) CANARGO LIMITED, a company incorporated under the laws of Guernsey, having its registered office at P.O. Box 291, St. Peter Port, Guernsey (the "Pledgor") and

(2) INGALLS & SNYDER VALUE PARTNERS, LP, a limited partnership with offices at 61 Broadway, New York, NY 10006, together with the other Purchasers listed on Schedule A to the Note Purchase Agreement (collectively, in such capacity "the Pledgee").

WHEREAS

(A) NINOTSMINDA OIL COMPANY LIMITED is a limited liability company incorporated under the laws of Cyprus, under registration number 74623 (hereinafter called "NOC"), having an authorised share capital at the date hereof comprising of 10,000 shares of Cyp1.00 each of which 9,424 shares have been issued;

(B)      The Pledgor is the registered owner of 9,424 issued shares in NOC;

(D) CANARGO ENERGY CORPORATION, a Delaware corporation ("CanArgo Energy") and the Pledgee have executed and delivered that certain Note Purchase Agreement, dated as of even date herewith (the "Note Purchase Agreement"), pursuant to which CanArgo Energy has issued and the Pledgee has purchased US$ 25,000,000 of CanArgo's Senior Secured Notes due in 2009 (the "Notes");

(D) To induce the Pledgee to enter into the Note Purchase Agreement and to purchase the Notes and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor has agreed to pledge and grant a security interest in the Collateral, as defined below, as security for the Secured Obligations, as defined below.

NOW THEREFORE IT IS HEREBY AGREED

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1.       DEFINITIONS

1.01 Each capitalized term used herein but not otherwise defined herein shall have the meaning assigned to such term in the Note Purchase Agreement. In addition, the words and expressions specified below shall, except where the context otherwise requires have the meaning attributed to them below:

         "Collateral" has the meaning assigned to such term under Clause 2 hereinbelow.

         "Pledged Shares" means     (i) the shares in NOC listed in Schedule I
                                    hereto;

                                    (ii) any further shares in NOC at any time issued to the Pledgor or to its nominees or to any other person on its behalf.

         "Cyp" means the lawful currency of the Republic of Cyprus;

         "Secured Obligations" means all Indebtedness and other monetary obligations of CanArgo Energy under or in respect of (i) the Loan Documents, whether for principal at the applicable Redemption Price, interest (including, without limitation, interest that accrues after the filing of a petition initiating any action or proceeding under the U.S. Federal Bankruptcy Code or any other bankruptcy, insolvency or similar law or statute protecting creditors in effect in any jurisdiction, or is an allowed claim in any such action or proceeding), fees, premia, indemnifications, liabilities, expenses or otherwise, and in each case as amended, supplemented, modified, extended, restated or renewed, in whole or in part, from time to time, and without limitation as to amount, terms, conditions, covenants and other provisions; and
         (ii) to the extent permitted under the Note Purchase Agreement, any instrument or other agreement governing Indebtedness or other monetary obligations of CanArgo Energy incurred to refinance, refund or replace, in whole or in part, any of the Indebtedness or other monetary obligations referred to in clause (i) above, together with any related notes, guarantees, collateral documents, instruments and agreements executed from time to time in connection therewith.

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         "Termination Date" shall mean the date on which the Pledgee shall have received final payment in full of all Secured Obligations and all amounts owing to the Pledgee under each of the Loan Documents.

1.02 Clause headings are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement. References to clause are to be construed as references to clauses of this Agreement. Words importing the plural shall include the singular and vice versa.

2.       PLEDGE

2.01 As collateral security for the prompt payment in full in cash when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, the Pledgor hereby charges, assigns, pledges, hypothecates and transfers to the Pledgee, and hereby grants to the Pledgee, a security interest in all of such Pledgors' rights, title and interest in, to and under the Pledged Shares held by such Pledgor and the certificates representing such Pledged Shares, whether now owned or hereafter acquired by such Pledgor, wherever located and whether now or hereafter existing or arising (collectively, the "Collateral").

3.       REPRESENTATIONS AND WARRANTIES

3.01.    The Pledgor hereby represents and warrants to the Pledgee that:

         (a) NOC is duly incorporated and validly existing under the laws of the Republic of Cyprus and has power to carry on its business as it is presently conducting same and to own its property and assets;

         (b) the Pledgor is the legal and registered owner of all of the Pledged Shares charged by the Pledgor pursuant to this Agreement, has full right and title to such Pledged Shares, and such Pledged Shares are free from any charge, lien or encumbrance of any kind save as created pursuant to (or referred to in) this Agreement or in the Note Purchase Agreement;

         (c) other than recording the existence of the security interest in the books and records of the Company, no filings or registrations are necessary under Cyprus law to perfect the security interest in the Collateral of the Pledgor created under this Agreement, and this Agreement creates in

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                  favor of the Pledgee, under Cyprus law, a valid and perfected first priority security interest in the Collateral, securing the payment of the Secured Obligations;

         (d) any and all necessary governmental authorisations, approvals, licenses, consents or waivers for the Pledgor to (i) grant the security interest granted hereunder; (ii) perfect the security interest created hereunder (including without limitation the first priority nature of such security interest); and (iii) enter into and perform its obligations under this Agreement have been obtained and, as of the date of this Agreement, no further consents or authorities are necessary for any of the matters described in (i), (ii) and (iii) above;

         (e) the Pledgor has the full power and authority to execute, deliver and perform its obligations and duties under this Agreement, the execution delivery and performance by the Pledgor of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action by the Pledgor, and this Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms;

         (f) the execution and delivery of, and the performance of the provisions of this Agreement by the Pledgor does not and will not (i) require any consent or approval from any Person that has not already been obtained; (ii) violate any provision of the Charter Documents of the Pledgor or of any statute, regulation, order, injunction or judgment applicable to the Pledgor; (iii) violate, result in a breach of or constitute a default under any mortgage, indenture or any other material agreement to which the Pledgor is a party or by which it or its property may be bound, except for any such violation or breach which could not be reasonably expected to have a Material Adverse Effect; or (iv) contravene any applicable law or regulation existing at the date hereof or any contractual restriction binding on the Pledgor, except for any such contravention which could not be reasonably expected to have a Material Adverse Effect;

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         (g)      the authorised share capital of NOC is Cyp 10,000.00 divided into 10,000 ordinary shares of Cyp 1.00 each, out of which 9,424 shares have been issued;

         (h) there are no options or rights outstanding nor is there any other agreement by virtue of which any person is entitled to have issued or transferred to him or it any shares of NOC, including without limitation the Pledged Shares;

         (i) there are no actions, suits, litigation, administrative proceedings or other proceedings at law or in equity, or by or before any governmental authority or arbitral tribunal now pending, or to the best Knowledge of the Pledgor, threatened against or affecting the Collateral which could reasonably be expected to have a Material Adverse Effect.

4.       DEPOSIT

4.01 The Pledgor has deposited with Ingalls & Snyder LLC, acting on behalf and for the ratable benefit of the Pledgee (in such capacity, hereinafter referred to as the "Security Agent"):

         (a) the share certificate for the 9,424 shares in NOC which are registered in the name of the Pledgor;

         (b) an instrument of transfer in blank of the 9,424 ordinary shares of NOC referred in Clause 4.01(a) above, duly executed by the Pledgor;

         (c) an irrevocable proxy from the Pledgor in respect of all the Pledged Shares, substantially in the form annexed hereto marked as "Appendix A".

4.02 The share certificate described in Clause 4.01(a) above shall be held by the Security Agent until the Termination Date, subject to Clause 7.01.

5.       COVENANTS

5.01 The Pledgor hereby covenants and agrees that, unless authorised in writing by the Required Holders, until the Termination Date:

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         (a)      the Pledgor shall not vote in favour of any resolution for the increase of capital of NOC or for the issue of any shares in the capital of NOC or for the variation of any of the rights attaching to the Pledged Shares;

         (b) the Pledgor shall not sell, assign, transfer, charge, grant any option with respect to, pledge or encumber in any manner any part of the Collateral or agree to do any of the aforesaid or suffer to exist any charge, pledge or encumbrance on the Collateral, other than as expressly permitted by the Note Purchase Agreement;

         (c) the Pledgor shall defend the right, title and interest of the Pledgee in and to the Pledged Shares against all claims, demands or otherwise of any third person or parties and generally to protect the interests of the Pledgee;

         (d) the Pledgor agrees that it will pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of NOC.

6.       RIGHTS OF PLEDGOR

6.01 Until the occurrence of an Event of Default which is continuing, the Pledgor shall be entitled to:

         (a) exercise all voting, consensual and all conditional or preferential rights attaching to the Pledged Shares, subject to Clause 5.01 above, and the Pledgee shall (at the request and expense of the Pledgor) deliver to the Pledgor such proxies and authorisations as may be necessary to enable the Pledgor to exercise such rights; and

         (b) receive any dividends, principal, interest or other distributions paid or to be made in respect of the Pledged Shares.

7.       REMEDIES

7.01 Upon the occurrence and during the continuance of an Event of Default, the Security Agent may, upon written instructions from the Required Holders (i)

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         transfer to or register in the name of the Pledgee or in the name of the Pledgee's nominees any or all of the certificates and instruments representing or evidencing the Pledged Shares; (ii) receive, endorse and collect all checks made payable to the order of the Pledgor that represent any dividend, payment or other distribution in respect of the Collateral, or any part thereof; and (iii) sell all or any part of the Pledged Shares to a third-party, on such terms as to price and otherwise and to such person and in such manner as the Required Holders may in their absolute discretion think fit, and Pledgee shall be entitled to recover from the proceeds of such sale all expenses and disbursements of the Security Agent relating to such sale and the balance of such proceeds shall be applied in discharge of the obligations in relation to the Secured Obligations in such manner and at such time as the Required Holders may see fit in their absolute discretion.

7.02 The Pledgor agrees with the Pledgee that it will from time to time execute and sign all transfers, powers of attorney and other documents which the Required Holders may require for perfecting the Pledgee's title to any of the Pledged Shares or for vesting or enabling the Pledgee to vest the same in itself or in any purchaser.

8.       APPOINTMENT AS ATTORNEY

8.01 The Pledgor hereby irrevocably appoints the Security Agent, acting at the direction of the Required Holders and upon the occurrence and continuance of an Event of Default, to be its attorney-in-fact, to insert the name of the Security Agent or its nominees or the name of any purchaser (or to make any alteration or addition as regards the particulars of the Pledged Securities affected thereby or any other addition which such attorney may consider desirable) in any transfer or other documents which the Required Holders may require for perfecting the Pledgee's title to or for vesting or enabling it to vest the Pledged Shares in the Pledgee or its nominees or in any purchaser and to redeliver the same after any alteration or addition has been made thereto and to present the same for registration in the name of the Security Agent or its nominees or of any purchaser and otherwise generally for the Pledgor and in its name in its behalf and as its act and deed or otherwise to execute seal and deliver and otherwise perfect and do any such transfers and other documents as aforesaid and all such deeds, assurances, agreements, instruments, acts and things which may be required for the full exercise of all or any of the powers hereby

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         conferred or which may be deemed proper on, or in connection with, any sale, disposition or getting in by the Pledgee of any of the Pledged Shares. The Pledgor hereby ratifies and confirms and agrees to ratify and confirm any instrument, act or thing which any such attorney may execute or do under the provisions of this Clause 8.01.

8.02     Without prejudice to any other provision hereof:

         (a) the obligations of the Security Agent to the Pledgee and to the Pledgor shall not be and/or shall be deemed not to be fiduciary in nature; and

         (b) the obligations of the Security Agent to the Pledgee and to the Pledgor shall be limited (a) to its obligations as expressed in this Agreement and (b) in accordance with the written authorisation of the Required Holders, where such authorisation is required.


9.       ISSUE OF CERTIFICATE

9.01 The Pledgor undertakes to promptly and in any event not later than 10 days from the execution of the present Agreement procure the delivery to the Security Agent of certificates in the form set out in the Appendix hereto, signed by the Secretary of NOC, confirming the endorsement in the Registry of Members of NOC of the security hereby constituted.

10.      SECURITY

10.01    It is declared and agreed:

         (a) that this Agreement shall be held by the Pledgee as a continuing security for the payment of the Secured Obligations, and that the security so created shall not be satisfied by any intermediate payment or satisfaction of any part (but not all) of the Secured Obligations, and that the security so created shall be in addition to and shall not in any way be prejudiced or affected by any collateral or other security now or hereafter held by the Pledgee for all or any part of the Secured Obligations and may be enforced by the Required Holders without prior recourse to any such other security or to any other surety and that every

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                  power and remedy given to the Pledgee hereunder shall be in addition to and not a limitation of any and every other power or remedy vested in the Pledgee and that all the powers so vested in the Pledgee may be exercised from time to time and as often as the Required Holders may deem expedient;

         (b) that the security created by this Agreement shall not be impaired affected or discharged by reason of time or other indulgence granted by the Required Holders or any forbearance (whether as to payment time performance or otherwise howsoever) which might but for this provision have any such effect or by reason of any variation in the terms of the Note Purchase Agreement or any other related agreement thereto or any of them or by reason of the unenforceability invalidity or termination of or any irregularity in the Note Purchase Agreement or any other related agreement thereto or any of them or the execution thereof by Pledgor or any other party thereto or any deficiency in the power of any party thereto to enter into and perform their respective obligations thereunder and should any obligation or purported obligation of any such other party which if enforceable or valid or continuing would be secured by this Agreement be or become wholly or in part unenforceable or invalid or terminated for any reason whatsoever the Pledgor shall keep the Pledgee and the Security Agent fully indemnified against any loss suffered by the Pledgee or the Security Agent as a result of any failure by any such party to perform any such obligation or purported obligation; and

         (c) that until all Secured Obligations have been paid, discharged and satisfied in full (which expression shall not embrace payment of a dividend in liquidation or bankruptcy of less than 100%) and notwithstanding that the security created by this Agreement may have been realised, the Pledgor waives all rights of subrogation and agrees not to demand or accept repayment in whole or in part of any loan or advances at any time owing to the Pledgor from NOC or to demand or accept any security in respect thereof or to assign the same or charge the same as security or to take any step to enforce any rights against NOC or to claim or prove in competition with the Pledgee or have the benefit of any share in any payment or composition from NOC or any

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                  other person or in any other guarantee or security now or
                  hereafter held by the Pledgee.

10.02 On the Termination Date, the Pledgee shall, at the Pledgor's request, discharge the security interest created by this Agreement and the Security Agent shall return the Pledged Shares to the Pledgor, in a form transferable by delivery, free and clear of all Encumbrances arising by, through or under the Security Agent or the Pledgee, and in connection therwith shall take such actions and shall execute and deliver such documents as the Pledgor may reasonably request to implement the foregoing.

11.      NOTICES

11.01    Every notice or demand under this Agreement shall:

         (A) be in writing, delivered by hand, registered letter or telefax;

         (B) be deemed to have been received, subject as otherwise provided in this Agreement, in the case of hand delivery, at the time of delivery, in the case of a telefax, at the time of despatch with confirmed answerback or transmission report of the address appearing at the beginning and end of the communication (provided that if the date of despatch is not a Banking Day in the country of the addressee it shall be deemed to have been received at the opening of business on the next such Banking Day), and in the case of registered letter post four (4) days after it has been put into the post.

12.      LAW

12.01 This Agreement shall be governed by and construed in accordance with Cyprus Law.

12.02 In relation to any dispute arising out of or in connection with this Agreement, and for the exclusive benefit of the Pledgee, the Pledgor hereby irrevocably and unconditionally submits to the non-exclusive jurisdiction of the Cyprus courts and waives any objection to proceedings with respect to this Agreement in such Court on the grounds of venue or inconvenient forum.

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12.03    Nothing in this Clause shall effect the right of the Pledgee to serve process in any manner permitted by law or limit the right of the Pledgee to take proceedings with respect to this Agreement against the Pledgor in any jurisdiction nor shall the taking of proceedings with respect to this Agreement in any jurisdiction preclude the Pledgee from taking proceedings with respect to this Agreement in any other jurisdiction, whether concurrently or not.

13.      COUNTERPARTS

         This Agreement may be signed in any number of counterparts, all of which taken together and when delivered to the Pledgee shall constitute one and the same instrument. Any party may enter into this Agreement by signing any other counterpart.

14.      AMENDMENT

         No variation or amendment of this Agreement shall be valid unless in writing and signed by or on behalf of the Pledgor and the Security Agent.

15.      ASSIGNMENT

15.01 The Pledgee may grant a participation in, make an assignment of, transfer or otherwise dispose of the whole or any part of its rights and benefits under this Agreement.

15.02 The Pledgor shall not assign or transfer all or any part of its rights, benefits and obligations under this Agreement without the Required Holders' prior written consent.

16.      NO WAIVER

No failure or delay by the Security Agent or the Required Holders in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

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17.      SEVERABILITY

The unenforceability of any provision of this Agreement shall not invalidate the remaining provisions of this Agreement.

18.      SUCCESSORS AND ASSIGNS

All covenants and other agreements contained in this Agreement shall bind and inure to the benefit of the respective successors and assigns of the parties (including without limitation any subsequent holder of a Note or any of the Secured Obligations).



               The remainder of this page is intentionally blank.

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IN WITNESS whereof the parties hereto have caused this Agreement to be duly executed the day and year first above written.

PLEDGOR

SIGNED FOR AND ON BEHALF OF
CANARGO LIMITED


------------------------------------------

in the presence of:

1.  Witness: .............................

2.  Witness: .............................



PLEDGEE

SIGNED FOR AND ON BEHALF OF
INGALLS & SNYDER VALUE PARTNERS, LP


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Thomas O. Boucher Jr.
General Partner

in the presence of:

1.  Witness: .............................

2.  Witness: .............................

------------------------------------------
Nikolaos D. Monoyios

in the presence of:

1.  Witness: .............................

2.  Witness: .............................



------------------------------------------
Thomas L. Gipson

in the presence of:

1.  Witness: .............................

2.  Witness: .............................



------------------------------------------
Arthur Koenig

in the presence of:

1.  Witness: .............................

2.  Witness: .............................



------------------------------------------
Thomas L. Gipson IRA

in the presence of:

1.  Witness: .............................

2.  Witness: .............................

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------------------------------------------
Evan Janovic

in the presence of:

1.  Witness: .............................

2.  Witness: .............................



------------------------------------------
Arthur Ablin

in the presence of:

1.  Witness: .............................

2.  Witness: .............................


Fledgling Associates, LLC
By:  Hartz Trading, Inc., Manager


------------------------------------------
Edward Stern
President

in the presence of:

1.  Witness: .............................

2.  Witness: .............................

------------------------------------------
Adam Janovic

in the presence of:

1.  Witness: .............................

2.  Witness: .............................



------------------------------------------
Neil Janovic

in the presence of:

1.  Witness: .............................

2.  Witness: .............................



------------------------------------------
Anthony Corso

in the presence of:

1.  Witness: .............................

2.  Witness: .............................



------------------------------------------
John Gilmer

in the presence of:

1.  Witness: .............................

2.  Witness: .............................

------------------------------------------
Martin Solomon

in the presence of:

1.  Witness: .............................

2.  Witness: .............................


SECURITY AGENT

AGREED AND ACCEPTED ON BEHALF OF
INGALLS & SNYDER LLC


------------------------------------------

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                                    SCHEDULE

                        NINOTSMINDA OIL COMPANY LIMITED

                                   CERTIFICATE

It is hereby certified that a Memorandum has been made in the Register of Members of NINOTSMINDA OIL COMPANY LIMITED ("the Company") to the effect that the share certificates in respect of the shares described in the Schedule hereunder have been pledged to INGALLS & SNYDER VALUE PARTNERS, LP together with the other Purchasers listed Schedule A to the Note Purchase Agreement (collectively, in such capacity "the Pledgee"), in accordance with the terms and conditions of a Pledge of Shares dated July 25, 2005 due notice of the said pledge having been given by the Pledgee to the Company accompanied by a certified copy of the said Pledge of Shares.

It is further certified that we have not heretofore received any notice of pledge in relation to the same shares.

                                    SCHEDULE

9,424 ordinary Shares of CYP 1,00 par value each, numbered from 1 to 9424 both inclusive, held by CANARGO LIMITED, of Guernsey.


Dated this ....... day of ......................................., .............





                                            ....................................
                                            NINOTSMINDA OIL COMPANY LIMITED


                                    Schedule

                                   APPENDIX A

Irrevocable proxy referred to in clause 4.01 (c)

The undersigned, being the registered owner of the one hundred percent of the issued shares of NINOTSMINDA OIL COMPANY LIMITED (the "Company") hereby make, constitute and appoint INGALLS & SNYDER LLC (the "Security Agent") the true and lawful attorney and proxy of the undersigned with full power to appoint a nominee or nominees to act hereunder from time to time to vote the number of shares of the issued share capital of the Company set against our names at the foot of this proxy at all annual and special meetings of the Shareholders of the Company with the same force and effect as the undersigned might or could do and the undersigned hereby ratify and confirm all that the said attorney or his nominee(s) shall do or cause to be done by virtue hereof.

The said shares have been pledged to INGALLS & SNYDER VALUE PARTNERS, LP, together with the other Purchasers listed on Schedule A to the Note Purchase Agreement, pursuant to a Pledge of Shares dated July 25, 2005

This power of attorney and proxy is coupled with an interest and is irrevocable and shall remain irrevocable as long as the Pledge of Shares is outstanding and is in full force and effect.

Shareholder                                                   No. of Shares


CANARGO LIMITED                                               9,424 shares

IN WITNESS WHEREOF this instrument has been duly executed this .......... day of
................................, 2005

SIGNED, SEALED AND DELIVERED
by CANARGO LIMITED
in the presence of:

1.  Witness: .............................................


2.  Witness: .............................................

                                   Appendix A